                                                                   Exhibit 99.15

                        COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]    SERIES 2005-FF6
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,065,762,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-FF6


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE


                                  MAY 11, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]    SERIES 2005-FF6
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           STATED INCOME DOCUMENTATION

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                                         $88,291,083
Aggregate Original Principal Balance                                            $88,313,112
Number of Mortgage Loans                                                            271

                                                  MINIMUM                         MAXIMUM                      AVERAGE (1)
                                                  -------                         -------                      -----------
Original Principal Balance                        $38,690                       $1,070,000                      $325,879
Outstanding Principal Balance                     $38,669                       $1,070,000                      $325,797


                                                  MINIMUM                         MAXIMUM                  WEIGHTED AVERAGE (2)
                                                  -------                         -------                  --------------------
Original Term (mos)                                 180                             360                            360
Stated Remaining Term (mos)                         179                             359                            359
Loan Age (mos)                                       1                               4                              1
Current Interest Rate                             4.625%                          9.500%                         7.021%
Initial Interest Rate Cap                         3.000%                          3.000%                         3.000%
Periodic Rate Cap                                 1.000%                          1.000%                         1.000%
Gross Margin                                      4.500%                          7.875%                         5.958%
Maximum Mortgage Rate                             10.625%                         15.500%                        13.022%
Minimum Mortgage Rate                             4.625%                          9.500%                         7.022%
Months to Roll                                      20                              59                             27
Original Loan-to-Value                            35.88%                          100.00%                        90.93%
Credit Score (3)                                    620                             813                            687

                                                  EARLIEST                         LATEST                          44
                                                  --------                         ------                          --
Maturity Date                                   04/01/2020                      04/01/2035

                                                        PERCENT OF                                           PERCENT OF
LIEN POSITION                                          MORTGAGE POOL        YEAR OF ORIGINATION            MORTGAGE POOL
                                                       -------------                                       -------------
1st Lien                                                     100.00%        2004                                   1.34%
                                                                            2005                                  98.66
OCCUPANCY
Primary                                                      100.00%        LOAN PURPOSE
                                                                            Purchase                              76.97%
                                                                            Refinance - Rate Term                  1.97
                                                                            Refinance - Cashout                   21.06
LOAN TYPE
Fixed Rate                                                     4.34%        PROPERTY TYPE
ARM                                                           95.66         Single Family Residence               64.44%
                                                                            Planned Unit Development              21.12
AMORTIZATION TYPE                                                           Condominium                            9.81
Fully Amortizing                                              19.31%        Two-to-Four Family                     4.62
Interest-Only                                                 80.69

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF          MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------      -----    -----------     ----      ------     -----   -----------     ---      ---       --
5.000% or less            1  $   352,000       0.40%    4.625%       773     $352,000    63.42%    0.00%  100.00%
5.001% to 5.500%          4      997,500       1.13     5.379        747      249,375    69.00     0.00   100.00
5.501% to 6.000%         27   10,651,543      12.06     5.835        710      394,502    79.06     0.00    86.18
6.001% to 6.500%         35   12,915,580      14.63     6.339        695      369,017    83.29     0.00    88.75
6.501% to 7.000%         57   19,999,138      22.65     6.849        690      350,862    89.57     0.00    77.60
7.001% to 7.500%         72   23,519,859      26.64     7.323        687      326,665    96.66     0.00    86.57
7.501% to 8.000%         46   12,991,616      14.71     7.796        670      282,426    98.22     0.00    66.44
8.001% to 8.500%         19    4,471,964       5.07     8.297        654      235,367    98.92     0.00    53.28
8.501% to 9.000%          7    1,576,884       1.79     8.697        646      225,269    97.78     0.00    97.55
9.001% to 9.500%          3      815,000       0.92     9.319        639      271,667   100.00     0.00   100.00
                        ---  -----------     ------     -----        ---     --------   ------     ----   ------
TOTAL:                  271  $88,291,083     100.00%    7.021%       687     $325,797    90.93%    0.00%   80.69%
                        ===  ===========     ======     =====        ===     ========   ======     ====   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.021% per annum.

REMAINING MONTHS TO STATED MATURITY

                                AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF            NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
REMAINING MONTHS    MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
TO STATED MATURITY    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------    -----    -----------     ----      ------     -----   -----------     ---      ---       --
169 to 180                  1      $54,221       0.06%    6.500%       678      $54,221    80.00%    0.00%    0.00%
349 to 360                270   88,236,862      99.94     7.022        687      326,803    90.93     0.00    80.74
                          ---  -----------     ------     -----        ---     --------    -----     ----    -----
TOTAL:                    271  $88,291,083     100.00%    7.021%       687     $325,797    90.93%    0.00%   80.69%
                          ===  ===========     ======     =====        ===     ========    =====     ====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 179 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL MORTGAGE LOAN  MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRINCIPAL BALANCES        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------        -----    -----------     ----      ------     -----   -----------     ---      ---       --
$50,000 or less                 3     $126,597       0.14%    7.658%       697   $   42,199    84.91%    0.00%    0.00%
$50,001 to $100,000            12      936,627       1.06     7.469        695       78,052    96.14     0.00    16.63
$100,001 to $150,000           28    3,542,644       4.01     7.484        682      126,523    91.94     0.00    51.29
$150,001 to $200,000           25    4,287,136       4.86     7.372        681      171,485    92.20     0.00    69.09
$200,001 to $250,000           33    7,496,276       8.49     7.000        686      227,160    89.67     0.00    85.07
$250,001 to $300,000           36   10,001,271      11.33     7.184        690      277,813    92.99     0.00    83.42
$300,001 to $350,000           30    9,707,578      10.99     7.107        673      323,586    92.61     0.00    73.44
$350,001 to $400,000           21    7,917,430       8.97     6.792        698      377,020    90.13     0.00    81.74
$400,001 to $450,000           20    8,496,258       9.62     6.859        678      424,813    87.83     0.00    80.46
$450,001 to $500,000           15    7,188,748       8.14     7.125        684      479,250    94.81     0.00    93.19
$500,001 to $550,000           15    7,716,796       8.74     6.883        699      514,453    91.17     0.00    79.78
$550,001 to $600,000           18   10,307,516      11.67     7.211        675      572,640    93.61     0.00    83.30
$600,001 to $650,000            6    3,784,800       4.29     6.599        674      630,800    85.83     0.00   100.00
$650,001 to $700,000            5    3,325,000       3.77     6.850        731      665,000    94.00     0.00   100.00
$700,001 to $750,000            1      724,999       0.82     6.999        700      724,999    89.73     0.00   100.00
$750,001 to $800,000            1      800,000       0.91     6.250        715      800,000    80.00     0.00   100.00
$850,001 to $900,000            1      861,406       0.98     5.999        680      861,406    69.12     0.00     0.00
$1,000,001 or greater           1    1,070,000       1.21     6.375        770    1,070,000    64.85     0.00   100.00
                              ---  -----------     ------     -----        ---   ----------    -----     ----   ------
TOTAL:                        271  $88,291,083     100.00%    7.021%       687   $  325,797    90.93%    0.00%   80.69%
                              ===  ===========     ======     =====        ===   ==========    =====     ====   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $38,669 to approximately $1,070,000 and the average outstanding principal balance of the Mortgage Loans was approximately $325,797.

PRODUCT TYPES

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------             -----    -----------     ----      ------     -----   -----------     ---      ---       --
15 Year Fixed Loans             1      $54,221       0.06%    6.500%       678      $54,221    80.00%    0.00%    0.00%
30 Year Fixed Loans            17    3,773,595       4.27     7.014        678      221,976    84.66     0.00     8.96
2/28 LIBOR ARM                192   64,141,811      72.65     7.081        686      334,072    93.07     0.00    85.64
3/27 LIBOR ARM                 51   17,653,729      19.99     6.885        686      346,152    87.01     0.00    77.55
5/25 LIBOR ARM                 10    2,667,726       3.02     6.509        734      266,773    74.34     0.00    85.41
- --                           --    ---------       ----     -----        ---      -------    -----     ----    -----
TOTAL:                        271  $88,291,083     100.00%    7.021%       687     $325,797    90.93%    0.00%   80.69%
                              ===  ===========     ======     =====        ===     ========    =====     ====    =====

ADJUSTMENT TYPE

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------           -----    -----------     ----      ------     -----   -----------     ---      ---       --
ARM                           253  $84,463,266      95.66%    7.022%       688     $333,847    91.21%    0.00%   83.94%
Fixed Rate                     18    3,827,816       4.34     7.007        678      212,656    84.59     0.00     8.83
                               --    ---------       ----     -----        ---      -------    -----     ----     ----
TOTAL:                        271  $88,291,083     100.00%    7.021%       687     $325,797    90.93%    0.00%   80.69%
                              ===  ===========     ======     =====        ===     ========    =====     ====    =====

AMORTIZATION TYPE

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE         LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------         -----    -----------     ----      ------     -----   -----------     ---      ---       --
Fully Amortizing               70  $17,052,371      19.31%    7.263%       676     $243,605    91.77%    0.00%    0.00%
60 Month Interest-Only        201   71,238,712      80.69     6.964        690      354,421    90.72     0.00   100.00
--                            ---   ----------      -----     -----        ---      -------    -----     ----   ------
TOTAL:                        271  $88,291,083     100.00%    7.021%       687     $325,797    90.93%    0.00%   80.69%
                              ===  ===========     ======     =====        ===     ========    =====     ====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                    AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                        NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
GEOGRAPHIC LOCATION       LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
-------------------       -----    -----------     ----      ------    -----    -----------     ---      ---       --
Alabama                         1  $   423,833       0.48%    7.999%      641      $423,833   100.00%    0.00%    0.00%
Arizona                         1       47,966       0.05     7.750       693        47,966    80.00     0.00     0.00
California                    123   51,162,856      57.95     6.806       695       415,958    90.02     0.00    88.96
Colorado                        5    1,152,461       1.31     7.286       672       230,492    94.20     0.00   100.00
Florida                        20    5,578,965       6.32     7.360       684       278,948    94.15     0.00    81.82
Georgia                         7    1,430,942       1.62     7.785       650       204,420    93.93     0.00   100.00
Illinois                       13    3,576,211       4.05     7.637       668       275,093    93.75     0.00    77.34
Indiana                         4      648,066       0.73     7.714       644       162,017    96.06     0.00    50.13
Kentucky                        2      283,532       0.32     8.051       649       141,766    91.59     0.00    42.55
Maryland                        7    1,651,689       1.87     6.829       734       235,956    84.24     0.00    81.13
Massachusetts                   7    1,856,792       2.10     7.477       702       265,256    91.46     0.00    55.68
Michigan                       11    2,691,427       3.05     7.151       659       244,675    90.52     0.00    46.68
Minnesota                       6    1,742,416       1.97     6.632       688       290,403    86.33     0.00    75.46
Missouri                        1       66,942       0.08     6.750       732        66,942   100.00     0.00     0.00
Nevada                          7    2,284,427       2.59     6.934       666       326,347    87.89     0.00    86.46
New Jersey                      2      689,900       0.78     7.651       649       344,950    98.21     0.00   100.00
New Mexico                      1      119,917       0.14     7.875       685       119,917   100.00     0.00     0.00
New York                       14    5,102,535       5.78     7.354       660       364,467    94.21     0.00    51.46
North Carolina                  2      826,654       0.94     6.721       656       413,327    84.62     0.00   100.00
Ohio                            8    1,031,798       1.17     7.275       691       128,975    96.95     0.00    32.08
Oregon                          2      420,094       0.48     7.155       697       210,047    95.59     0.00    55.94
Pennsylvania                    1       38,669       0.04     8.999       661        38,669   100.00     0.00     0.00
South Carolina                  5      752,682       0.85     7.499       671       150,536    95.53     0.00    89.72
Tennessee                       2      177,397       0.20     7.222       675        88,699   100.00     0.00    58.06
Texas                          11    2,873,900       3.26     7.147       721       261,264    88.65     0.00    52.49
Utah                            3      697,972       0.79     6.817       666       232,657    85.14     0.00    78.94
Virginia                        1      159,500       0.18     8.250       629       159,500   100.00     0.00   100.00
Washington                      3      737,000       0.83     8.496       649       245,667   100.00     0.00   100.00
Wisconsin                       1       64,537       0.07     8.125       651        64,537    95.00     0.00     0.00
                                -       ------       ----     -----       ---        ------    -----     ----     ----
TOTAL:                        271  $88,291,083     100.00%    7.021%      687      $325,797    90.93%    0.00%   80.69%
                              ===  ===========     ======     =====       ===      ========    =====     ====    =====

No more than approximately 2.51% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL       MORTGAGE     BALANCE     MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS      LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
--------------------      -----    -----------     ----      ------    -----    -----------     ---      ---       --
30.01% to 40.00%                3     $602,000       0.68%    5.987%       725     $200,667    36.72%    0.00%  100.00%
50.01% to 60.00%                1      284,723       0.32     6.125        677      284,723    60.00     0.00     0.00
60.01% to 70.00%                6    3,263,313       3.70     6.036        725      543,885    65.69     0.00    69.93
70.01% to 75.00%                7    3,060,868       3.47     6.352        700      437,267    74.75     0.00    68.56
75.01% to 80.00%               44   13,544,454      15.34     6.271        687      307,829    79.76     0.00    88.91
80.01% to 85.00%               10    3,611,825       4.09     6.270        665      361,183    84.33     0.00    88.62
85.01% to 90.00%               45   16,113,444      18.25     6.743        693      358,077    89.76     0.00    83.80
90.01% to 95.00%               41   13,124,522      14.87     7.446        677      320,110    94.92     0.00    86.44
95.01% to 100.00%             114   34,685,934      39.29     7.538        686      304,263   100.00     0.00    75.43
-----     ------              ---   ----------      -----     -----        ---      -------   ------     ----    -----
TOTAL:                        271  $88,291,083     100.00%    7.021%       687     $325,797    90.93%    0.00%   80.69%
                              ===  ===========     ======     =====        ===     ========    =====     ====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 35.88% to 100.00%.

LOAN PURPOSE

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------              -----    -----------     ----      ------     -----   -----------     ---      ---       --
Purchase                      213  $67,954,272      76.97%    7.110%       688     $319,034    93.78%    0.00%   81.87%
Refinance - Cashout            53   18,593,532      21.06     6.760        684      350,821    81.50     0.00    77.77
Refinance - Rate Term           5    1,743,278       1.97     6.332        670      348,656    80.27     0.00    65.66
                                -    ---------       ----     -----        ---      -------    -----     ----    -----
TOTAL:                        271  $88,291,083     100.00%    7.021%       687     $325,797    90.93%    0.00%   80.69%
                              ===  ===========     ======     =====        ===     ========    =====     ====

PROPERTY TYPE

                                        AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                           NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
PROPERTY TYPE               LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC      IO
-------------               -----      -----------      ----       ------     -----    -----------      ---       ---      --
Single Family Residence          182   $56,898,400      64.44%     6.989%        683      $312,629     90.21%     0.00%   77.65%
Planned Unit Development          50    18,650,078      21.12      7.028         702       373,002     92.23      0.00    82.41
Condominium                       29     8,660,696       9.81      7.187         687       298,645     92.15      0.00    87.84
Two-to-Four Family                10     4,081,907       4.62      7.083         684       408,191     92.35      0.00   100.00
                                 ---   -----------     ------      -----         ---      --------     -----      ----   ------
TOTAL:                           271   $88,291,083     100.00%     7.021%        687      $325,797     90.93%     0.00%   80.69%
                                 ===   ===========     ======      =====         ===      ========     =====      ====   ======

DOCUMENTATION

                               AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                  NUMBER OF    PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                  MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
DOCUMENTATION       LOANS     OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING    LTV        DOC       IO
-------------       -----     -----------       ----        ------     -----     -----------    ---        ---       --
Stated Income           271    88,291,083         1.00       0.070         687       325,797     0.91      0.00      0.81
                        ---   -----------       ------       -----         ---      --------    -----      ----     -----
TOTAL:                  271   $88,291,083       100.00%      7.021%        687      $325,797    90.93%     0.00%    80.69%
                        ===   ===========       ======       =====         ===      ========    =====      ====     =====

OCCUPANCY


                           AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED
              NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
              MORTGAGE      BALANCE      MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL    PERCENT
OCCUPANCY       LOANS     OUTSTANDING      POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC       IO
---------       -----     -----------      ----       ------      -----      -----------      ---         ---       --
Primary             271   $88,291,083      100.00%     7.021%         687       $325,797      90.93%      0.00%    80.69%
                    ---   -----------      -------     ------         ---       --------      ------      -----    ------
TOTAL:              271   $88,291,083      100.00%     7.021%         687       $325,797      90.93%      0.00%    80.69%
                    ===   ===========      =======     ======         ===       ========      ======      =====    ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                              AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     PERCENT
MORTGAGE LOAN   MORTGAGE       BALANCE      MORTGAGE    AVERAGE      CREDIT      BALANCE      ORIGINAL     FULL      PERCENT
AGE (MONTHS)      LOANS      OUTSTANDING      POOL       COUPON      SCORE      OUTSTANDING     LTV         DOC        IO
------------      -----      -----------      ----       ------      -----      -----------     ---         ---        --
1                     237    $78,194,319       88.56%     6.987%         688       $329,934     90.63%      0.00%     81.47%
2                      32      8,910,457       10.09      7.393          683        278,452     95.48       0.00      80.94
3                       1        861,406        0.98      5.999          680        861,406     69.12       0.00       0.00
4                       1        324,900        0.37      7.750          633        324,900     95.00       0.00     100.00
                      ---    -----------      ------      -----          ---       --------     -----       ----     ------
TOTAL:                271    $88,291,083      100.00%     7.021%         687       $325,797     90.93%      0.00%     80.69%
                      ===    ===========      ======      =====          ===       ========     =====       ====     ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                    AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                      NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     PERCENT
ORIGINAL PREPAYMENT   MORTGAGE       BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL     FULL      PERCENT
PENALTY TERM            LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV         DOC        IO
------------            -----      -----------      ----        ------      -----     -----------      ---         ---        --
None                         72    $23,077,211       26.14%      7.279%      676         $320,517      91.28%      0.00%     75.34%
12 Months                    28     10,369,861       11.75       7.177       703          370,352      88.14       0.00      89.27
24 Months                   122     39,532,692       44.78       6.987       690          324,038      93.14       0.00      82.78
36 Months                    49     15,311,318       17.34       6.616       686          312,476      86.55       0.00      77.52
                            ---    -----------      ------       -----       ---         --------      -----       ----      -----
TOTAL:                      271    $88,291,083      100.00%      7.021%      687         $325,797      90.93%      0.00%     80.69%
                            ===    ===========      ======       =====       ===         ========      =====       ====      =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                              AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF        MORTGAGE       BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL    FULL     PERCENT
CREDIT SCORES     LOANS      OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-------------     -----      -----------      ----       ------     -----     -----------     ---        ---       --
601 to 625             15    $ 4,904,991        5.56%     7.175%        622      $326,999     86.60%     0.00%    72.37%
626 to 650             56     16,738,990       18.96      7.627         639       298,911     94.37      0.00     77.01
651 to 675             61     20,287,578       22.98      7.147         662       332,583     92.13      0.00     77.92
676 to 700             43     13,925,336       15.77      6.891         687       323,845     90.27      0.00     81.13
701 to 725             45     15,394,833       17.44      6.645         712       342,107     90.41      0.00     81.27
726 to 750             17      4,365,282        4.94      6.737         734       256,781     88.51      0.00     92.09
751 to 775             24      9,206,010       10.43      6.505         764       383,584     88.21      0.00     84.66
776 to 800              8      3,138,061        3.55      7.072         782       392,258     88.16      0.00     96.82
801 to 825              2        330,000        0.37      7.057         811       165,000     92.21      0.00    100.00
                      ---    -----------      ------      -----         ---      --------     -----      ----    ------
TOTAL:                271    $88,291,083      100.00%     7.021%        687      $325,797     90.93%     0.00%    80.69%
                      ===    ===========      ======      =====         ===      ========     =====      ====    ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 687.

GROSS MARGINS

                                 AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                   NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
RANGE OF           MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL      FULL     PERCENT
GROSS MARGINS        LOANS      OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV          DOC        IO
-------------        -----      -----------      ----        ------     -----     -----------      ---          ---        --
4.001% to 4.500%           1    $   861,406        1.02%      5.999%        680     $861,406       69.12%       0.00%      0.00%
4.501% to 5.000%          16      5,774,000        6.84       5.969         690      360,875       76.73        0.00     100.00
5.001% to 5.500%          44     16,620,764       19.68       6.338         691      377,745       82.95        0.00      95.93
5.501% to 6.000%          74     26,561,616       31.45       6.980         688      358,941       92.38        0.00      87.29
6.001% to 6.500%          73     22,449,602       26.58       7.318         689      307,529       96.55        0.00      84.75
6.501% to 7.000%          33      9,628,335       11.40       8.026         675      291,768       98.64        0.00      63.65
7.001% to 7.500%          11      2,528,873        2.99       8.230         694      229,898       98.12        0.00      33.34
7.501% to 8.000%           1         38,669        0.05       8.999         661       38,669      100.00        0.00       0.00
                         ---    -----------      ------       -----         ---     --------      ------        ----     ------
TOTAL:                   253    $84,463,266      100.00%      7.022%        688     $333,847       91.21%       0.00%     83.94%
                         ===    ===========      ======       =====         ===     ========      ======        ====     ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 7.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.958% per annum.

MAXIMUM MORTGAGE RATES

                                   AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED
                     NUMBER OF     PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE     PERCENT
RANGE OF MAXIMUM     MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL     FULL     PERCENT
MORTGAGE RATES         LOANS      OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC       IO
--------------         -----      -----------       ----       ------      -----      -----------      ---         ---       --
11.000% or less              1    $   352,000         0.42%      4.625%      773         $352,000      63.42%      0.00%   100.00%
11.001% to 11.500%           4        997,500         1.18       5.379       747          249,375      69.00       0.00    100.00
11.501% to 12.000%          26     10,107,085        11.97       5.826       711          388,734      79.32       0.00     90.82
12.001% to 12.500%          33     12,587,467        14.90       6.335       694          381,438      83.16       0.00     91.06
12.501% to 13.000%          52     18,477,282        21.88       6.852       693          355,332      90.44       0.00     83.99
13.001% to 13.500%          67     22,831,636        27.03       7.320       687          340,771      96.93       0.00     89.18
13.501% to 14.000%          43     12,584,448        14.90       7.794       668          292,662      98.24       0.00     68.59
14.001% to 14.500%          17      4,133,964         4.89       8.311       654          243,174      98.83       0.00     49.46
14.501% to 15.000%           7      1,576,884         1.87       8.697       646          225,269      97.78       0.00     97.55
15.001% to 15.500%           3        815,000         0.96       9.319       639          271,667     100.00       0.00    100.00
                           ---    -----------       ------       -----       ---         --------     ------       ----    ------
TOTAL:                     253    $84,463,266       100.00%      7.022%      688         $333,847      91.21%      0.00%    83.94%
                           ===    ===========       ======       =====       ===         ========     ======       ====    ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.625% per annum to 15.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.022% per annum.

NEXT RATE ADJUSTMENT DATE

                                AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED
                  NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
NEXT  RATE        MORTGAGE       BALANCE      MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL      PERCENT
ADJUSTMENT DATE     LOANS      OUTSTANDING      POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC        IO
---------------     -----      -----------      ----       ------      -----      -----------      ---         ---        --
January 2007              1    $   324,900        0.38%     7.750%         633       $324,900      95.00%      0.00%    100.00%
February 2007             1        861,406        1.02      5.999          680        861,406      69.12       0.00       0.00
March 2007               22      7,120,751        8.43      7.415          684        323,671      96.76       0.00      89.88
April 2007              168     55,834,754       66.11      7.051          687        332,350      92.96       0.00      86.34
March 2008                3        379,140        0.45      7.474          689        126,380      95.73       0.00      36.93
April 2008               48     17,274,588       20.45      6.872          686        359,887      86.82       0.00      78.44
March 2010                2        334,000        0.40      6.406          741        167,000      88.68       0.00     100.00
April 2010                8      2,333,726        2.76      6.524          733        291,716      72.29       0.00      83.32
                        ---    -----------      ------      -----          ---       --------      -----       ----     ------
TOTAL:                  253    $84,463,266      100.00%     7.022%         688       $333,847      91.21%      0.00%     83.94%
                        ===    ===========      ======      =====          ===       ========      =====       ====     ======